UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2020

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Alphabet Inc., a Delaware corporation (the “Company”), is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on October 26, 2020 (“Original Filing”) solely to include Inline XBRL on the cover page, which was inadvertently omitted in the Original Filing. No other changes have been made to the Original Filing, except to also include Exhibit 104 in Item 9.01 (d).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Alphabet Inc. Amended and Restated Bylaws

On October 21, 2020, the Board of Directors (the “Board”) of the Company adopted amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) effective immediately, to:

(i) Provide for the majority vote for the election of directors; and

(ii) Align certain provisions of the Bylaws with the provisions of the recently amended sections of the Delaware General Corporation Law pertaining to documentation of acts or transactions through electronic means as well as the execution and delivery of notices to stockholders, and make certain other administrative changes.

The foregoing general description of the amendments to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws set forth in Exhibit 3.02 to this Form 8-K and incorporated in this Item by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.02	Alphabet Inc. Amended and Restated Bylaws, as of October 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: October 27, 2020	/s/ Kent Walker
Kent Walker Secretary